-------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               September 14, 2004

                  --------------------------------------------

                        WIRELESS FRONTIER INTERNET, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-08281                               76-0402866
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                            104 West Callaghan Street
                           Fort Stockton, Texas 79735
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (432) 336-0336
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  Fremont Corp.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 1.01. Entry Into a Material Definitive Agreement and Item 3.02. Unregistered Sales of Equity Securities.

On September 14, 2004, the registrant completed a private placement of a total of 21,763,890 shares of the registrant's common stock and accompanying warrants (the "Investor Warrants") to purchase up to an aggregate of 10,881,913 shares of common stock at an exercise price of $0.15 per share. The Investor Warrants are exercisable immediately and will expire on the fifth anniversary of the issue date. The aggregate purchase price for the common stock and the Investor Warrants sold in the private placement was approximately $3,264,592, before deducting expenses and placement agent fees.

The shares of common stock and Investor Warrants were sold in three separate closings, as follows: (i) 10,535,978 shares of common stock, and Investor Warrants to purchase up to an aggregate of 5,267,975 shares of common stock, on July 23, 2004; (ii) 7,123,721 shares of common stock, and Investor Warrants to purchase up to an aggregate of 3,561,848 shares of common stock, on August 4, 2004; and (iii) 4,104,191 shares of common stock, and Investor Warrants to purchase up to an aggregate of 2,052,090 shares of common stock, on September 14, 2004.

In connection with the private placement, the registrant also issued to a placement agent and its designees warrants (the "Placement Agent Warrants") to purchase up to an aggregate of 3,264,579 shares of common stock at an exercise price of $0.15 per share. The Placement Agent Warrants are exercisable immediately and will expire on the fifth anniversary of the issue date.

The Placement Agent Warrants were issued as follows: (i) Placement Agent Warrants to purchase up to an aggregate of 1,580,395 shares of common stock on July 23, 2004; (ii) Placement Agent Warrants to purchase up to an aggregate of 1,068,556 shares of common stock on August 4, 2004; and (iii) Placement Agent Warrants to purchase up to an aggregate of 615,628 shares of common stock on September 14, 2004.

The securities offered and sold in the private placement were not registered with the Securities and Exchange Commission (the "SEC") and were sold without registration in reliance upon the exemption from securities registration afforded by Regulation D under the Securities Act of 1933, as amended. Pursuant to the terms of the private placement, the registrant has agreed to register for resale the common stock of the registrant sold in the private placement, as well as the common stock issuable upon exercise of the Investor Warrants and the Placement Agent Warrants, by filing a registration statement on Form SB-2 with the SEC.

A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this Item 3.02 by reference.


Exhibit No.       Description
-----------       -----------

   99.1           Press Release dated September 17, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WIRELESS FRONTIER INTERNET, INC.
                                 --------------------------------
                                 (Registrant)


                                 By:    /s/ Kelly E. Simmons
                                        -------------------------
                                 Name:  Kelly E. Simmons
                                 Title: Chief Financial Officer


Date:  September 20, 2004